Exhibit 10.12
                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     This AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into the 14th day of October, 2008, between 40|86 Advisors, Inc. (the "Company") and Eric R. Johnson ("Executive").

                                    Recitals
                                    --------

     A. The Company and Executive entered into an Amended and Restated Employment Agreement dated as of October 6, 2006 and an Amendment to Employment Agreement dated September 25, 2007 (collectively, the "Agreement").

     B. The Company and Executive desire to further amend the Agreement to extend its Term (as defined in the Agreement) and to make the other changes set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged:

     1. Section 2 of the Agreement is hereby amended solely to change the ending date of the Term from September 10, 2008 to September 10, 2009. All other provisions of Section 2 of the Agreement shall remain unchanged.

     2. Section 5(b) of the Agreement is hereby amended solely to change "2008 bonus" in the penultimate sentence to "2009 bonus." All other provisions of Section 5(b) of the Agreement shall remain unchanged.

     3.   A new Section 21 is hereby added to the Agreement to read as follows:

          21. Section 409A. Notwithstanding anything to the contrary in the Agreement, if Executive is a "specified employee" within the meaning of Section 409A of the Internal Revenue Code, as amended (the "Code"), at the time of Executive's separation from service, and if any payment or benefit otherwise payable to Executive by the terms of this Agreement is considered to be non-qualified deferred compensation under the Code, then the Company shall delay any such payment or benefit to Executive until the earliest date permitted under Section 409A of the Code without causing Executive to incur excise tax.

     4. All provisions of the Agreement not amended hereby shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment
Agreement as of the date first above written.


                                      40|86 ADVISORS, INC.

                                      By:/s/ Karl W. Kindig
                                         -------------------------------

                                      Printed: Karl W. Kindig
                                              --------------------------

                                      Title: Assistant Secretary
                                            ----------------------------

                                      /s/ Eric R. Johnson
                                      ----------------------------------
                                      Eric R. Johnson